Exhibit 10.5

DIGITAL REALTY TRUST, INC.

560 Mission Street, Suite 2900

San Francisco, California 94105

                    , 2008

[Grantee]

[Address]

[City, State, Zip]

Dear [Grantee]:

Digital Realty Trust, L.P. (the “Partnership”) has previously granted you an Outperformance Award representing              Class C Profits Interest Units of the Partnership pursuant to a Class C Profits Interest Units Agreement, dated as of October 1, 2005, between you, Digital Realty Trust, Inc. (the “Company”) and the Partnership (the “Class C Profits Interest Agreement”). Capitalized terms used but not defined in this letter will have the meanings given to them in the Class C Profits Interest Agreement.

The Compensation Committee of the Board of Directors of the Company recently approved an amendment to your Class C Profits Interest Agreement that, with your consent, will become effective as of September 30, 2008. The amendment provides that, subject to the other terms and conditions set forth in the Class C Profits Interest Agreement, as of the Measurement Date, your Outperformance Award will vest with respect to 100% of the Class C Units that satisfy the Performance Condition as of the Measurement Date, if any. Class C Units that satisfy the Performance Condition as of the Measurement Date will not be subject to additional vesting conditions based on your continued service with the Company or the Partnership following the Measurement Date.

Provided that you remain a Service Provider through September 30, 2008, this amendment will become effective as of September 30, 2008. In the event that you cease to be a Service Provider prior to September 30, 2008, this amendment will have no force or effect, and your Class C Units will continue to be subject to the terms and conditions of the Class C Profits Interest Agreement without giving effect to this amendment.

Please confirm your agreement to the foregoing by signing below where indicated and return the executed letter to [            ] at the Company. When signed by you, this letter will constitute the amendment described above to your Class C Profits Interest Agreement and will be incorporated in and form a part of the Class C Profits Interest Agreement, effective as of September 30, 2008. You will not be required to sign any additional document or agreement to give effect to the amendment described above, and no additional document or agreement will be provided to you. Except as set forth herein, all other terms and provisions of the Class C Profits

Interest Agreement shall remain unchanged (including, without limitation, Section 3.2 of the Class C Profits Interest Agreement).

Please feel free to call [            ] at (415)         -             with any questions regarding this letter or the amendment to your Class C Profits Interest Agreement.*

Sincerely,

DIGITAL REALTY TRUST, INC., a Maryland corporation

By:
Name:
Title:

DIGITAL REALTY TRUST, L.P., a Maryland limited partnership

By:	Digital Realty Trust, Inc., a Maryland
corporation
Its:	General Partner

By:
Name:
Title:

ACCEPTED, ACKNOWLEDGED AND AGREED

As of this day of , 2008

Name:

*	This agreement was executed by each of Michael F. Foust, Scott E. Peterson, Christopher J. Crosby and Richard A. Magnuson.

DIGITAL REALTY TRUST, INC.

560 Mission Street, Suite 2900

San Francisco, California 94105

                        , 2008

[Grantee]

[Address]

[City, State, Zip]

Dear [Grantee]:

Digital Realty Trust, L.P. (the “Partnership”) has previously granted you an Outperformance Award representing                      Class C Profits Interest Units of the Partnership pursuant to a Class C Profits Interest Units Agreement, dated as of October 1, 2005, between you, Digital Realty Trust, Inc. (the “Company”) and the Partnership (the “Class C Profits Interest Agreement”). Capitalized terms used but not defined in this letter will have the meanings given to them in the Class C Profits Interest Agreement.

The Compensation Committee of the Board of Directors of the Company recently approved an amendment to your Class C Profits Interest Agreement that, with your consent, will become effective as of October 30, 2008. The amendment provides that, subject to the other terms and conditions set forth in the Class C Profits Interest Agreement, as of October 30, 2008, your Outperformance Award will vest with respect to 100% of the Class C Units that satisfy the Performance Condition as of the Measurement Date, but have not previously vested, if any (i.e., as set forth in the Class C Profits Interest Agreement, 60% of the Class C Units that satisfy the Performance Condition as of the Measurement Date will vest on the Measurement Date and, as set forth herein, the remaining 40% of the Class C Units that satisfy the Performance Condition as of the Measurement Date will vest on October 30, 2008). As of October 30, 2008, Class C Units that satisfy the Performance Condition as of the Measurement Date will not be subject to additional vesting conditions based on your continued service with the Company or the Partnership following October 30, 2008.

Provided that you remain a Service Provider through October 30, 2008, this amendment will become effective as of October 30, 2008. In the event that you cease to be a Service Provider prior to October 30, 2008, this amendment will have no force or effect, and your Class C Units will continue to be subject to the terms and conditions of the Class C Profits Interest Agreement without giving effect to this amendment.

Please confirm your agreement to the foregoing by signing below where indicated and return the executed letter to [                    ] at the Company. When signed by you, this letter will constitute the amendment described above to your Class C Profits Interest Agreement and will be incorporated in and form a part of the Class C Profits Interest Agreement, effective as of October 30, 2008. You will not be required to sign any additional document or agreement to give effect to the amendment described above, and no additional document or agreement will be provided to you. Except as set forth herein, all other terms and provisions of the Class C Profits Interest Agreement shall remain unchanged (including, without limitation, Section 3.2 of the Class C Profits Interest Agreement).

Please feel free to call [                    ] at (415)         -             with any questions regarding this letter or the amendment to your Class C Profits Interest Agreement.*

Sincerely,

DIGITAL REALTY TRUST, INC., a Maryland corporation

By:
Name:
Title:

DIGITAL REALTY TRUST, L.P., a Maryland limited partnership

By: Digital Realty Trust, Inc., a Maryland corporation
Its: General Partner

By:
Name:
Title:

ACCEPTED, ACKNOWLEDGED AND AGREED

As of this ____ day of _____________, 2008

Name:

*	This agreement was executed by A. William Stein.